EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  We consent to the incorporation by reference in this Annual Report on Form 10-KSB of Beverly National Corporation of our report dated January 11, 1999.

                                      /s/Shatswell, MacLeod & Company, P.C.
                                         Shatswell, MacLeod & Company, P.C.

West Peabody, Massachusetts
March 23, 1999